UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2014, RAIT Financial Trust ("RAIT"), RAIT Partnership, L.P. ("RAIT Partnership") and JonesTrading Institutional Services LLC ("JonesTrading") entered into Amendment No. 1 ("Amendment No. 1") to that certain Capital on Demand™ Sales Agreement (the "Sales Agreement") dated November 21, 2012 among RAIT, RAIT Partnership and JonesTrading. Pursuant to the Sales Agreement, as amended, RAIT may issue and sell its common shares of beneficial interest ("Common Shares") from time to time through JonesTrading acting as agent and/or principal up to that number of Common Shares then remaining available under the Sales Agreement.

Amendment No. 1 was entered into to update the reference in the Sales Agreement to the RAIT shelf registration statement pursuant to which Common Shares would be issued. No additional Common Shares were authorized for issuance under the Sales Agreement as a result of Amendment No. 1. Prior to September 9, 2014, sales of Common Shares under the Sales Agreement were made pursuant to RAIT’s prospectus supplement dated November 21, 2012 to RAIT’s shelf registration statement on Form S-3 (File No. 333-175901), which was declared effective by the Securities and Exchange Commission (the "SEC") on September 9, 2011 (the "2011 Registration Statement"). Pursuant to Rule 415(a)(5) promulgated under the Securities Act of 1933, as amended (the ‘Securities Act"), offers and sales under the 2011 Registration Statement were restricted as of September 9, 2014. As a result, on November 26, 2014, RAIT filed a prospectus supplement (the "Common ATM Prospectus Supplement") to RAIT’s shelf registration statement on Form S-3 (File No. 333-195547) (the "2014 Registration Statement"), which was declared effective on May 13, 2014, registering the number of Common Shares (the "Remaining Shares") set forth in the Common ATM Prospectus Supplement that remained available for issuance pursuant to the Sales Agreement under the Securities Act. Amendment No. 1 provides that, effective upon the filing of the Common ATM Prospectus Supplement, all offers and sales of the Remaining Shares pursuant to the Sales Agreement are made pursuant to the Common ATM Prospectus Supplement and are no longer made pursuant to the 2011 Registration Statement. Except as set forth herein, all existing provisions of the Sales Agreement remain in full force and effect.

A copy of the opinion of Duane Morris LLP relating to the legality of the issuance and sale of the Remaining Shares pursuant to the Sales Agreement is attached to this Current Report on Form 8-K as Exhibit 5.1.

A description of the terms and conditions of the Sales Agreement is set forth in RAIT’s Current Report on Form 8-K filed on November 21, 2012 and is incorporated herein by reference.

The foregoing description of Amendment No. 1 and the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed herewith or incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, both of which are incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

5.1 Opinion of Duane Morris LLP regarding legality.

10.1 Amendment No. 1 dated November 26, 2014 to the Capital on Demand Sales Agreement dated as of November 21, 2012 between RAIT Financial Trust, RAIT Partnership, L.P. and JonesTrading Institutional Services LLC.

10.2 Capital on Demand Sales Agreement dated as of November 21, 2012 between RAIT Financial Trust, RAIT Partnership, L.P. and JonesTrading Institutional Services LLC (incorporated by reference to RAIT’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 21, 2012) (File No. 1-14760).

23.1 Consent of Duane Morris LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

November 26, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Duane Morris LLP regarding legality (including Exhibit 23.1 Consent of Duane Morris LLP).
10.1	Amendment No. 1 dated November 26, 2014 to the Capital on Demand Sales Agreement dated as of November 21, 2012 between RAIT Financial Trust, RAIT Partnership, L.P. and JonesTrading Institutional Services LLC.